                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                     CITY NATIONAL BANCSHARES CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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
                      CITY NATIONAL BANCSHARES CORPORATION
                                900 BROAD STREET
                            NEWARK, NEW JERSEY 07102

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON THURSDAY, MAY 25, 2000

Notice is hereby given that the Annual Meeting of Stockholders of City National Bancshares Corporation (the "Corporation") will be held at City National Bank of New Jersey located at 900 Broad Street, Newark, New Jersey, on Thursday, May 25, 2000, at 6:00 p.m. for the following purposes:

         1. To elect one (1) director for a term of three (3) years or until his respective successor is elected and qualified;

         2. To ratify the appointment of KPMG LLP as the Corporation's independent auditors for the fiscal year ending December 31, 2000; and

Stockholders of record at the close of business on April 28, 2000 are entitled to notice of and to vote at the meeting.

The Corporation's Proxy Statement and its 1999 Annual Report to Stockholders accompany this Notice.

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. ACCORDINGLY, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU DO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                            By order of the Board of Directors


                                            Lemar C. Whigham
                                            Secretary


Newark, New Jersey
May 2, 2000

                      CITY NATIONAL BANCSHARES CORPORATION
                                900 BROAD STREET
                            NEWARK, NEW JERSEY 07102
                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 25, 2000

INTRODUCTION
The enclosed proxy is solicited by and on behalf of the Board of Directors of City National Bancshares Corporation (the "Corporation") for use at the Annual Meeting of Stockholders to be held on Thursday, May 25, 2000, at 6:00 p.m., at City National Bank of New Jersey located at 900 Broad Street, Newark, New Jersey or at any adjournment thereof.

VOTING AND REVOCABILITY OF PROXY
The enclosed proxy is for use at the meeting if you do not attend the meeting, or if you wish to vote your shares by proxy even if you attend the meeting. You may revoke your proxy anytime before its exercise by (i) giving written notice to the Secretary of the Corporation, (ii) submitting a proxy having a later date, or (iii) appearing at the meeting and requesting to vote in person. Where a choice or abstention is specified in the form of proxy with respect to a matter being voted upon, the shares represented by proxy will be voted in accordance with such specification. If a proxy is signed but no specification is given, the shares will be voted for the director nominees named herein and in favor of the other proposal described below.

This Proxy Statement and the enclosed proxy and 1999 Annual Report to Stockholders are being first mailed to our stockholders on or about May 2, 2000. The Corporation will bear the cost of preparing this Proxy Statement and of soliciting proxies in the enclosed form. Proxies may be solicited by our employees, either personally, by letter or by telephone. Such employees will not be specifically compensated for soliciting said proxies.

Only holders of record of the Corporation's common stock at the close of business on April 28, 2000 (the "Record Date"), are entitled to notice of, and to vote at, the meeting. At the close of business on the Record Date, there were outstanding and entitled to vote, 121,471 shares of common stock, each of which is entitled to one vote. The presence in person or by proxy of a majority of the outstanding shares of common stock will constitute a quorum for the purposes of the meeting.

For purposes of counting votes, abstentions and broker non-votes (i.e., shares held by brokers that they can't vote because they haven't received voting instructions from their customers with respect to matters voted on) will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. For purposes of determining the votes cast on any matter at the meeting, only "FOR" and "AGAINST" votes are included.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth certain information with respect to each person known to the Corporation to be a beneficial owner of more than 5% of the Corporation's common stock as of April 28, 2000. This information is based on
Schedule 13G reports filed with the Securities and Exchange Commission ("SEC") by each of the persons or entities listed below. If you wish, you may obtain these reports from the SEC.

                                                   NUMBER OF SHARES                      PERCENTAGE OF TOTAL
NAME                                              BENEFICIALLY OWNED                      SHARES OUTSTANDING
---------------------------------------  --------------------------------------  -------------------------------------
Louis E. Prezeau                                      19,245(1)                               15.84%
  900 Broad Street
  Newark, NJ  07102

Lemar C. Whigham                                       9,392(2)                               7.73%
  234 Valley Road
  Oxford, NJ 07863

Carolyn M. Whigham                                     8,495                                  6.99%
  11620 Registerstown Rd
  Registerstown, MD 21136

Eugene Giscombe                                        8,670(3)                               7.14%
  1825 Park Avenue
  New York, NY  10035

United Negro College Fund, Inc.                        6,800                                  5.60%
  82-60 Willow Oaks Corp. Dr.
  Fairfax, VA 22031

---------------------------------
(1) Includes 1,413 shares held by his sons, 70 shares held by his daughter and 1,402 shares held by his wife.
(2) Includes 1,000 shares held by his wife.
(3) Includes 500 shares held by his wife.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

The Board of Directors of the Corporation is divided into three classes of approximately equal size. Directors are elected for three-year terms on a staggered basis, so that the term of office of one class will expire each year at the annual meeting of stockholders when a successor is elected and qualified and terms of office of the other classes will extend for additional periods of one and two years, respectively.

VOTING PROCEDURES
Directors are elected by a plurality of votes cast. Shares cannot be voted for a greater number of persons than the number of nominees named herein. Should any nominee be unavailable for election by reason of death or other unexpected occurrence, the enclosed proxy, to the extent permitted by applicable law, may be voted with discretionary authority in connection with the nomination by the Board and the election of any substitute nominee. PROXIES, UNLESS INDICATED TO THE CONTRARY, WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEE NAMED BELOW TO SERVE FOR A THREE (3) YEAR TERM EXPIRING AT THE 2003 ANNUAL MEETING OF STOCKHOLDERS.

Leon Ewing is currently serving as a director of the Corporation, and is being nominated to serve as a director with a term expiring at the 2003 Annual Meeting of Stockholders and until his respective successor is duly elected and qualified.

Information is presented below as of April 28, 2000, as to age, business experience, the number of shares of the Corporation beneficially owned and the period during which each director has served on the Board of Directors of the Corporation and the Board of Directors of City National Bank of New Jersey (the "Bank"), as well as the number of shares of such common stock beneficially owned by all directors and executive officers as a group.

                                                                                                                     PERCENTAGE OF
                                      DIRECTOR    TERM                                                NUMBER         TOTAL SHARES
NAME OF DIRECTOR              AGE     SINCE       ENDS    BUSINESS EXPERIENCE                         OF SHARES      OUTSTANDING
----------------              ---     -----       ----    --------------------                        ---------      -----------
Douglas E. Anderson           50      1989        2002    Managing Director, The Chase Manhattan           265              *
                                                          Bank

Barbara Bell Coleman          49      1995        2001    President, BBC Associates, L.L.C.                734              *

Leon Ewing                    71      1973        2000    President, Ewing Bonding Agency                2,485(1)         2.05%

Eugene Giscombe               59      1991        2002    President, Giscombe Henderson, Inc.            8,670(2)         7.14%
                                                          (property management firm) President, 103
                                                          East 125th Street Corporation (property
                                                          holding company)

Norman Jeffries               57      1989        2001    Comptroller, Montclair Child Development         214              *
                                                          Center

Louis E. Prezeau              57      1989        2002    President and Chief Executive Officer,        19,245(3)         15.84%
                                                          City National Bank of New Jersey and City
                                                          National Bancshares Corporation

Lemar C. Whigham              56      1989        2001    President, L & W Enterprises (vending          9,392(4)         7.73%
                                                          machine operations)

Directors and executive                                                                                 44,547            36.67%
officers as a group (10
persons)

------------------------
(1) Includes 1,935 shares held by Mr. Ewing individually and 550 shares held jointly with his wife.
(2)  Includes 500 shares held by his wife.
(3) Includes 1,413 shares held by his sons, 70 shares held by his daughter and 1,402 shares held by his wife.
(4)  Includes 1,000 shares held by his wife.
*    Less than 1%

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES
During 1999, the Board of Directors held 12 regular monthly meetings and one special meeting. A quorum was present at all meetings. No director attended fewer than 75% of the meetings held by the Board and committees of which such director was a member.

All directors of the Corporation are also directors of the Bank. Regular meetings of the Corporation's and the Bank's Boards of Directors are held monthly. Additional meetings are held when deemed necessary. In addition to meeting as a group to review the Corporation's business, certain members of the Board also devote their time and talents to certain standing committees of the Bank's Board of Directors. These committees, which are described below, serve similar functions for the Corporation.

The AUDIT/EXAMINING COMMITTEE reviews (i) significant auditing and accounting matters, (ii) the adequacy of the system of internal controls, and (iii) examination reports of the internal auditor, regulatory agencies and independent accountants. Messrs. Jeffries, Ewing and Whigham currently serve as members of the Committee. Mr. Jeffries serves as Chairperson of the Committee. The Committee met four times during 1999.

The LOAN AND DISCOUNT COMMITTEE reviews all loan policy changes and requests for policy exceptions and loans approved by management. Messrs. Anderson, Ewing, Giscombe, Jeffries, Prezeau and Whigham and Ms. Coleman currently serve as members of the Committee. Mr. Anderson serves as Chairperson of the Committee. The Committee met 12 times during 1999.

The INVESTMENT COMMITTEE reviews overall interest rate risk management and all investment policy changes, along with purchases and sales of investments. Messrs. Prezeau, Anderson, Ewing, Giscombe and Whigham currently serve as members of the Committee. Mr. Prezeau serves as Chairperson of the Committee. The Committee met four times during 1999.

The PERSONNEL/DIRECTOR AND MANAGEMENT REVIEW COMMITTEE deals in broad terms with personnel matters and reviews director and officer compensation. Messrs. Giscombe, Jeffries, Prezeau, Whigham and Ms. Coleman currently serve as members of the Committee. Mr. Giscombe serves as Chairperson of the Committee. The Committee met two times during 1999.

The BUILDING AND GROUNDS COMMITTEE considers branch expansion and matters concerning Bank premises. Messrs. Ewing, Giscombe, Prezeau and Whigham currently serve as members of the Committee. Mr. Ewing serves as Chairperson of the Committee. The Committee did not meet during 1999.

The MARKETING COMMITTEE oversees the Bank's marketing plan and strategies. Ms. Coleman and Messrs. Anderson, Giscombe, Prezeau and Whigham currently serve as members of the Committee. Ms. Coleman serves as Chairperson of the Committee. The Committee held four meetings during 1999.

DIRECTOR COMPENSATION
Each director of the Corporation receives an annual retainer of $1,500 and a $400 fee for each board meeting attended except for the chairperson, who receives $550, and the secretary, who receives $500. Committee chairpersons receive $200 for each meeting attended other than the chairperson of the Loan and Discount Committee, who receives $250 per meeting. Other committee members receive $150 for each meeting attended, except for Audit Committee members, who receive $175 for each meeting attended.

DIRECTOR RETIREMENT PLAN
Effective January 1, 1997, the Corporation instituted a director retirement plan. Under this plan, a director who attains the age of at least 65 and has completed five years of service on the Board, shall receive an annual benefit equal to 50% of the aggregate amount of the director's fees paid to such director during the then last full fiscal year of the Corporation (the "normal retirement benefit"). This annual benefit is to be paid each year for ten years beginning on the date the director retires from service on the Board. If the director ceases service on the Board prior to attaining the age of 65 but after completing at least five years of service on the Board, the director shall receive an annual benefit equal to a percentage of the normal retirement benefit determined under this table.

                           YEARS                  APPLICABLE
                            OF               PERCENTAGE OF NORMAL
                          SERVICE             RETIREMENT BENEFIT
                  ------------------------   ----------------------
                     => 5 < 7                       20%
                     => 7 < 8                       40%
                     => 8 < 9                       60%
                     => 9 < 10                      80%
                        >10                        100%

Upon a change in control of the Corporation (as defined) followed by a termination of the director's status as a member of the Board for any reason or a failure for whatever reason for the director to be nominated and elected to an immediately succeeding term, the director shall receive a benefit equal to the present value (discounted at the rate of 4%) of a theoretical series of 120 monthly payments, with each payment equal to 1/12 of the normal retirement benefit without regard as to whether the director otherwise qualified for the normal retirement benefit.

If a director dies while in active service on the Board, the designated beneficiary of such director shall receive the greater of (a) that part of the normal retirement benefit accrued by the Corporation for such director as of the date of such director's death (determined based on the formula described above), and (b) a projected retirement benefit calculated in January 1997 based on the director's age and assumed increases in director's fees prior to such director attaining the age of 65. This death benefit is payable to the beneficiary in monthly installments over ten years.

The Corporation may amend or terminate this plan at any time prior to termination of service by the director, provided that all benefits accrued by the Corporation as of the date of such termination or amendment shall be fully vested; and, provided further, that the plan may not be amended or terminated after a change of control (as defined) unless the director consents thereto.

                             THE EXECUTIVE OFFICERS

Listed below is certain information concerning the current executive officers of the Corporation.

                                        IN OFFICE
NAME                           AGE      SINCE           OFFICE AND BUSINESS EXPERIENCE
----                           ---      -----           ------------------------------
Louis E. Prezeau               57       1989            President and Chief Executive Officer, City National
                                                        Bancshares Corporation and City National Bank of New Jersey

Stanley Weeks                  43       1994            Senior Vice President and Chief Credit Officer, City National
                                                        Bank of New Jersey; 1984-1994, Vice President, First Fidelity
                                                        Bank, N.A.

Edward R. Wright               54       1994            Senior Vice President and Chief Financial Officer, City
                                                        National Bancshares Corporation and City National Bank of New
                                                        Jersey; 1978-1994, Executive Vice President and Chief
                                                        Financial Officer, Rock Financial Corporation

Veronica T. Gilbert            40       1999            Senior Vice President, City National Bank of New Jersey;
                                                        1987-1999 National Bank Examiner and Field Officer Analyst,
                                                        Office of the Comptroller of the Currency

                           SUMMARY COMPENSATION TABLE

The following table summarizes compensation for services to the Corporation and the Bank for the years ended December 31, 1999, 1998 and 1997 paid to or earned by Mr. Prezeau, the Chief Executive Officer of the Corporation and the Bank. Mr. Prezeau was the only executive officer of the Corporation whose salary and bonus exceeded $100,000 for the year ended December 31, 1999.

                                       ANNUAL COMPENSATION                                  LONG-TERM COMPENSATION
                                       -------------------                                  ----------------------
                                                                                            AWARDS:         PAYOUTS:
                                                                        OTHER               SECURITIES      ALL OTHER
NAME AND                                                                COMPENSATION (1),   UNDERLYING      COMPENSATION
PRINCIPAL POSITION                     YEAR    SALARY        BONUS      (2)                 OPTIONS         (4)
------------------                     ----    ------        -----      ---                 -------         ---
Louis E. Prezeau                       1999    $150,000      $   -      $ 5,881                  -           $38,288
  President and Chief Executive        1998      150,000      26,943      8,906              5,700 (3)        33,505
  Officer, City National Bancshares    1997      137,500       8,177      8,790                  -                 -
  Corporation and City National Bank
  of New Jersey

(1) Perquisites and other personal benefits paid to any named executive officer did not exceed the lesser of $50,000 or 10% of the annual salary and bonus reported in the table for that individual and are, therefore, not presented.
(2) Includes payments made under the Corporation's profit sharing plan of $2,681, $5,706 and $5,220 in 1999, 1998 and 1997, respectively, and insurance premiums paid on a life insurance policy on the life of Mr. Prezeau of $3,200, 3,200 and $3,570, in 1999, 1998 and 1997,
       respectively.
(3)    For more information on this grant, see "Prezeau Employment Agreement".
(4) These amounts represent the accrual of benefits for Mr. Prezeau under the Director Retirement Plan and Salary Continuation Plan.

                     AGGREGATED OPTION EXERCISES DURING 1999
                          AND YEAR-END OPTION VALUES(1)

                                                  NUMBER OF SECURITIES UNDERLYING      VALUE OF UNEXERCISED
                                                  UNEXERCISED OPTIONS HELD AT          IN-THE-MONEY OPTIONS HELD AT
                      SHARES                      DECEMBER 31, 1999                    DECEMBER 31, 1999
                      ACQUIRED ON    VALUE        ---------------- ------------------  -------------- -------------------
NAME                  EXERCISE       REALIZED       EXERCISABLE      UNEXERCISABLE      EXERCISABLE    UNEXERCISABLE
--------------------- -------------- ------------ ---------------- ------------------  -------------- -------------------
Louis E. Prezeau            0            (2)            1,900               0                0              (2)

-------------------------
(1) All options described in this table were granted Mr. Prezeau under his employment agreement. For more information concerning these options, see "Prezeau Employment Agreement".
(2) Both Value Realized and Value of the Unexercised Options Held at December 31, 1999 should represent the difference between the market value of the stock acquired upon exercise or underlying the unexercised options, respectively, and the applicable exercise price of such stock options. Since there is no active trading market for the Corporation's common stock, any determination of these values would be highly subjective.

PREZEAU EMPLOYMENT AGREEMENT
In May 1997, the Bank and the Corporation entered into an employment agreement with Mr. Prezeau to serve as the President and Chief Executive Officer of both entities. The agreement is for a term of three years. Under the agreement, Mr. Prezeau is to receive an annual salary of at least $150,000, subject to increases in the second and third year of the agreement at the discretion of the Board. Additionally, Mr. Prezeau is to receive an annual performance bonus equal to:

      10% of the amount of earnings, as defined, of the Corporation for each year that exceed 10% but are less than 15% of the amount of the Corporation's common stockholders' equity, plus;

      20% of the amount of earnings, as defined, of the Corporation for such year that exceed 15% of the amount of the Corporation's common stockholders' equity.

The performance bonus shall be paid in cash or common stock of the Corporation, at the election of Mr. Prezeau.

Under the agreement, Mr. Prezeau was granted an option to purchase up to 5,700 shares of the Corporation's common stock at a price per share of $20. One-third of the options were immediately vested, one-third of the options vested on May 1, 1998, and the final third of the options was vested on May 1, 1999. If the Corporation and the Bank do not offer to renew the agreement upon its termination under terms satisfactory to Mr. Prezeau, or if the Corporation or the Bank terminates Mr. Prezeau's employment without cause (as defined), then Mr. Prezeau shall receive a lump sum amount equal to his then current base salary and a limited continuation of his life and health insurance coverage. If Mr. Prezeau terminates his employment due to a change in control of the Corporation (as defined), or if the Bank or the Corporation fail to comply with their obligations under the agreement or upon the failure of the stockholders of the Corporation to elect Mr. Prezeau as a director, Mr. Prezeau shall be entitled to receive liquidated damages and full satisfaction of claims he may have under the agreement. Mr. Prezeau is also entitled to fringe, medical, health and life insurance benefits, including life insurance for an amount of up to three times his base salary then in effect and the use of an automobile.

SALARY CONTINUATION PLAN
Effective in January 1997, the Corporation and the Bank entered into Agreements with Messrs. Prezeau and Weeks to encourage each executive to remain as a employee of the Corporation by agreeing to pay salary continuation benefits to each executive. Specifically, if the executive's employment with the Corporation is terminated for whatever reason (other than death) after he attains the age of 65, he will receive an annual benefit equal to 40% of the annual base salary received by the executive during the last complete fiscal year of his service as an employee (the "normal retirement benefit"). Such benefit shall be payable to the executive in equal monthly installments over 15 years. If the executive's employment with the Corporation is terminated for any reason (other than death) prior to the executive attaining the age of 65, the executive shall receive the same benefit payable over the same period of time multiplied by a fraction the numerator of which is the executive's years of service prior to termination of employment and the denominator of which is the years of service the executive would have had had the executive's employment terminated when he was 65.

Upon a change of control of the Corporation (as defined) followed at any time during the succeeding 12 months by a cessation in the executive's employment for reasons other than death, disability or retirement, the executive shall receive a lump sum payment equal to the present value (discounted at the rate of 4%) of the stream of payments the executive would have received had he qualified for the normal retirement benefit. If the executive dies while in active service to the Corporation, the beneficiary of the executive will receive an amount equal to the greater of that part of the normal retirement benefit accrued by the Corporation for the executive as of the date of the executive's death or the projected retirement benefit calculated in January 1997 based on the executive's age and other assumptions regarding increases in base salary. This death benefit is payable to the beneficiary in equal monthly installments over 15 years.

As of December 31, 1999, the Corporation had accrued director retirement plan and accrued salary continuation benefits for Mr. Prezeau of $6,736 and $91,043 respectively.

LIFE INSURANCE PLAN
The Bank has a plan which provides Messrs. Prezeau, Weeks and Wright with certain life insurance benefits. Under the plan, the Bank has purchased life insurance policies on the lives of each executive and has agreed to provide the designated beneficiary of each executive with death benefits equal to the lesser of (i) two times such executive's annual base salary most recent to his death and (ii) the excess of the total death proceeds under the policy over the cash surrender value of such policy on the date of death.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE ONE (1) NOMINEE FOR DIRECTOR.

             ADDITIONAL INFORMATION REGARDING DIRECTORS AND OFFICERS

TRANSACTIONS WITH MANAGEMENT
Certain directors of the Corporation had loans with the Bank in 1999. These loans were on substantially the same terms including interest rates and collateral, as those prevailing at the time for comparable loans with others and did not involve more than the normal risk of collectibility or present other unfavorable features. The Bank may have similar transactions in the future.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Corporation's executive officers and directors, and any persons owning ten percent or more of Corporation's common stock, to file in their personal capacities initial statements of beneficial ownership, statements of changes in beneficial ownership and annual statements of beneficial ownership with the SEC. The rules of the SEC regarding the filing of such statements require that late filings of such statements be disclosed in the proxy statement. To the best of management's knowledge, all such statements were timely filed in 1999.

                                   PROPOSAL 2
                       APPOINTMENT OF INDEPENDENT AUDITORS

The accounting firm of KPMG LLP served as the independent auditors for the Corporation for the year ended December 31, 1998. Services provided included the examination of the consolidated financial statements and preparation of the tax returns.

The Board has appointed KPMG LLP as the independent auditors for the Corporation and the Bank for 1999. Stockholder ratification of the appointment is not required under the laws of the State of New Jersey, but the Board has decided to ascertain the position of the stockholders on the appointment. The Board may reconsider the appointment if it is not ratified. The affirmative vote of a majority of the shares voted at the meeting is required for ratification.

Representatives of KPMG LLP are expected to be preset at the meeting and will be allowed to make a statement if they so desire. Additionally, they will be available to respond to appropriate questions from stockholders during the meeting.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE SECTION OF KPMG LLP AS INDEPENDENT AUDITORS FOR 2000.

                              STOCKHOLDER PROPOSALS

Stockholders who intend to present proposals at the 2001 Annual Meeting of Stockholders must present a written proposal to the Corporation by December 22, 2000, for inclusion in the Corporation's proxy statement.

                                  OTHER MATTERS

Management knows of no other business scheduled for consideration at the meeting. Should any matter properly come before the meeting or any adjournment thereof, it is intended that proxies will vote in accordance with their best judgment.

                                              By order of the Board of Directors


                                              Lemar C. Whigham
                                              Secretary

April 28, 2000

                      CITY NATIONAL BANCSHARES CORPORATION
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 25, 2000

The undersigned hereby appoints Edward R. Wright and Stanley Weeks, and each of them, as the undersigned's true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of CITY NATIONAL BANCSHARES CORPORATION to be held at the Corporation's headquarters located at 900 Broad Street, Newark, New Jersey on Thursday, May 25, 2000 at 6:00 p.m., and at any adjournments thereof, on all matters coming before such meeting.



                  (Continued and to be signed on reverse side)


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
                                                            PLEASE MARK
                                                            YOUR VOTE AS     [X]
                                                            INDICATED IN
                                                            THIS EXAMPLE


1. Election of Leon Ewing                       For         WITHHOLD AUTHORITY
                                          the nominees   to vote for the nominee
                                                [ ]                 [ ]

2. The ratification of the appointment of          FOR       AGAINST     ABSTAIN
   KPMG LLP as auditors for the fiscal             [ ]         [ ]         [ ]
   year ending December 31, 2000

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS APPEARING ON THIS SIDE. IF A CHOICE IS NOT INDICATED WITH RESPECT TO ITEMS 1 OR 2, THIS PROXY WILL BE VOTED "FOR" SUCH ITEM. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

     Receipt herewith of the Company's Annual Report and notice of meeting and proxy statement dated May 2, 2000, is hereby acknowledged.

                        PLEASE SIGN, DATE AND MAIL TODAY

Signature(s) of Stockholder(s)_________________________________Date_________2000
Joint owners must EACH sign. Please sign EXACTLY as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian, partner, or corporate officer, please give FULL title.


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